Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

INTERMEDIATE-TERM BOND FUND                         SCIENCE & TECHNOLOGY FUND
FIRST START GROWTH FUND                                    INCOME STOCK FUND
SHORT-TERM BOND FUND                                          GROWTH & INCOME FUND
AGGRESSIVE GROWTH FUND                                      INCOME FUND
GROWTH FUND                                                                MONEY MARKET FUND
CAPITAL GROWTH FUND                                             VALUE FUND
HIGH-YIELD OPPORTUNITIES FUND                          SMALL CAP STOCK FUND

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:      April 1, 2010                                                                                /S/ CHRISTOPHER W. CLAUS
Christopher W. Claus
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

INTERMEDIATE-TERM BOND FUND                          SCIENCE & TECHNOLOGY FUND
FIRST START GROWTH FUND                                     INCOME STOCK FUND
SHORT-TERM BOND FUND                                           GROWTH & INCOME FUND
AGGRESSIVE GROWTH FUND                                       INCOME FUND
GROWTH FUND                                                                MONEY MARKET FUND
CAPITAL GROWTH FUND                                             VALUE FUND
HIGH-YIELD OPPORTUNITIES FUND                          SMALL CAP STOCK FUND

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:       March 31, 2010                                                                              /S/ ROBERTO GALINDO, JR.
Roberto Galindo, Jr.
Treasurer